                                                                      Exhibit 21

                        FLUOR CORPORATION SUBSIDIARIES(1)

[Note: Roman numerals below denote the level of the subsidiary. For example, "I" represents a first tier subsidiary of Fluor Corporation; "II" represents a second tier subsidiary, etc.]

                                                                                      PERCENT         ORGANIZED
SUBSIDIARY NAME                                                                       HOLDING       UNDER LAWS OF
---------------                                                                       -------       -------------
I AMERICAN EQUIPMENT COMPANY, INC.
        II AMECO Services Inc.                                                        100.0000      South Carolina
        II Ameco Services, S. de R.L. de C.V.                                         100.0000      Delaware
        II American Construction Equipment Company, Inc.                               72.6016      Mexico
                III AMECO Holdings, Inc.                                              100.0000      California
                        IV AMECO Caribbean, Inc.                                      100.0000      California
                        IV Ameco Mexico Administration y Servicios, S. de             100.0000      California
                         R.L. de C.V.                                                   0.2000      Mexico
                        IV Ameco Mining Services S.R.L.                                99.0000      Argentina
                        IV Ameco Peru S.A.C.                                            0.8357      Peru
                        IV AMECO Project Services, Inc.                               100.0000      Philippines
                        IV Ameco Pty Ltd.                                             100.0000      Australia
                        IV Ameco Services S.R.L.                                       99.0000      Argentina
                        IV Ameco Services, S. de R.L. de C.V.                           3.0992      Mexico
                III Ameco Mexico Administration y Servicios, S. de R.L. de C.V         99.8000      Mexico
                III Ameco Mining Services S.R.L.                                        1.0000      Argentina
                III Ameco Peru S.A.C.                                                  99.1643      Peru
                III Ameco Services S.R.L.                                               1.0000      Argentina
                III Ameco Services, S. de R.L. de C.V.                                 24.2992      Mexico
        II BWJ, LLC                                                                   100.0000      Delaware
        II GlobEquip LLC                                                              100.0000      Delaware
        II Palmetto Seed Capital Ltd. Partnership                                       7.3529      South Carolina
        II SMA Equipment, LLC                                                         100.0000      Delaware
        II Vantage Information Systems, Inc.                                          100.0000      Delaware

I FLUOR CONSTRUCTORS INTERNATIONAL, INC.                                              100.0000      California
        II Fluor Constructors Canada Ltd.                                             100.0000      New Brunswick
                III Fluor Canada Partners                                              25.0000      Alberta
        II Fluor Constructors Indiana Limited Partnership                               1.0000      Indiana
        II Fluor Constructors Indonesia, Inc.                                         100.0000      California
        II Fluor Management and Technical Services, Inc.                              100.0000      California
                III Fluor Constructors Indiana Limited Partnership                     99.0000      Indiana

I FLUOR ENTERPRISES, INC.                                                             100.0000      California
        II Caribbean Thermal Electric, LLC                                             49.0000      Delaware
        II Claiborne Fuels, Inc.                                                      100.0000      California
                III Claiborne Fuels, L.P.                                               1.0000      Delaware
                        IV Louisiana Energy Services, L.P.                              0.8472      Delaware
        II Daniel International Corporation                                           100.0000      South Carolina
                III Daniel Navarra, S.A.                                              100.0000      Spain
                III Fluor Daniel Engineering, Inc.                                    100.0000      Ohio
                III Fluor Management Company L.P.                                      46.0676      Delaware
        II DAX Industries, Inc.                                                         5.0000      Texas
        II Del-Jen, Inc.                                                                100.00      California
        II Duke/Fluor Daniel                                                           49.9999      North Carolina
        II Efdee Connecticut Architects, Inc.                                         100.0000      Connecticut

                                                                                      PERCENT       ORGANIZED
SUBSIDIARY NAME                                                                       HOLDING       UNDER LAWS OF
---------------                                                                       -------       -------------
        II Efdee Engineering Professional Corporation                                 100.0000      North Carolina
        II Efdee Mississippi Architects, A Professional Corporation                   100.0000      Mississippi
        II Efdee New York Engineers & Architects P.C.                                 100.0000      New York
        II Encee Architecture Services, P.C.                                          100.0000      North Carolina
        II ESSI, LLC                                                                   33.3333      Delaware
                III ESSI Limited                                                      100.0000      England
        II eTech Solutions, Inc.                                                      100.0000      Nevada
        II Evergreen Equipment and Personnel Leasing, Inc.                            100.0000      Rhode Island
        II F&F Infrastructure, LLC                                                     50.0000      Colorado
        II FD Architects & Engineers Corporation                                      100.0000      New Jersey
        II FD Mexico, Inc.                                                            100.0000      Delaware
        II FD/MK Limited Liability Company                                             60.0000      Delaware
        II FDEE Consulting, Inc.                                                      100.0000      California
        II FDHM, Inc.                                                                 100.0000      California
        II Fluor (Nigeria) Limited                                                    100.0000      Nigeria
        II Fluor A&E Services, Inc.                                                   100.0000      California
        II Fluor Abadan Limited                                                       100.0000      Bermuda
        II Fluor Alaska, Inc.                                                         100.0000      Alaska
        II Fluor Ames Kraemer, LLC                                                     40.0000      Delaware
        II Fluor Atlantic Limited                                                     100.0000      Bermuda
        II Fluor Australia Pty Ltd                                                    100.0000      Australia
                III Civil and Mechanical Maintenance Pty. Ltd.                        100.0000      Australia
                III Fluor Daniel Constructors Pty. Ltd.                               100.0000      Australia
                III Fluor Global Services Australia Pty Ltd                           100.0000      Australia
                        IV Fluor Maintenance Services Pty Ltd                         100.0000      Australia
                        IV Fluor Operations and Maintenance Services Pty Ltd          100.0000      Australia
                        IV Fluor Services Pty Ltd                                     100.0000      Australia
                III Fluor Power Services Pty Ltd.                                     100.0000      Australia
                        IV Duke/Fluor Daniel Australia Partnership                     50.0000      Australia
                III Karratha Engineering Services Pty Ltd                             100.0000      Australia
                III PT Signet Indonesia                                                10.0000      Indonesia
                III Signet Holdings Pty Ltd                                           100.0000      Australia
                        IV PT Signet Indonesia                                         90.0000      Indonesia
                        IV Signet Engineering Pty Ltd                                 100.0000      Australia
                                V Signet Ingenieria S.A. .                              1.0000      Chile
                                        VI Constructora Lequena S.A.                  100.0000      Chile
                        IV Signet Ingenieria S.A.                                      99.0000      Chile
                                V Constructora Lequena S.A.                           100.0000      Chile
                        IV Signet International Holdings Pty. Ltd.                    100.0000      Australia
                        IV Tengis Design Services Pty Ltd                             100.0000      Australia
                        IV Westquip Australia Pty Ltd                                 100.0000      Australia
                III TRS Staffing Solutions (Australia) Pty Ltd                        100.0000      Australia
        II Fluor Canada Ltd.                                                          100.0000      New Brunswick
                III Fluor Canada Partners                                              75.0000      Alberta
                III Fluor Daniel International Services Inc.                           10.0000      Barbados
                III Fluor Daniel Wright Ltd.                                          100.0000      New Brunswick
                        IV Wright Engineers (Chile) Limitada                           95.0000      Chile
                        IV Wright Engineers Limitada Peru                              35.0000      Peru
                III TRS Staffing Solutions (Canada) Inc.                              100.0000      Canada
                III Wright Engineers (Chile) Limitada                                   5.0000      Chile
        II Fluor Chile, Inc.                                                          100.0000      California
                III Ameco Chile S.A.                                                   99.0000      Chile
                III Fluor Chile Ingenieria y Construccion S.A.                         99.0000      Chile
                        IV Jaakko-Poyry - Fluor Daniel Chile SA                        75.0000      Chile
                III Ingenieria y Construcciones Fluor Daniel Chile Limitada            99.1000      Chile
        II Fluor Colombia Limited                                                     100.0000      Delaware

                                                                                      PERCENT       ORGANIZED
SUBSIDIARY NAME                                                                       HOLDING       UNDER LAWS OF
---------------                                                                       -------       -------------
        II Fluor Continental Limited                                                  100.0000      Bermuda
        II Fluor Daniel (Japan) Inc.                                                  100.0000      Japan
        II Fluor Daniel (Malaysia) Sdn. Bhd.                                          100.0000      Malaysia
        II Fluor Daniel (NPOSR), Inc.                                                 100.0000      Delaware
        II Fluor Daniel Alumatech, Inc.                                               100.0000      Delaware
        II Fluor Daniel America, Ltda.                                                100.0000      California
        II Fluor Daniel Brasil, Ltda.                                                  99.9983      Brazil
        II Fluor Daniel Caribbean, Inc.                                               100.0000      Delaware
                III DMIS, Inc.                                                        100.0000      South Carolina
                III Duke/Fluor Daniel Caribbean, S.E.                                   0.2500      Puerto Rico
                III Fluor Daniel Export Services, Inc.                                100.0000      Delaware
                III Fluor Daniel International (Malaysia) Sdn. Bhd.                   100.0000      Malaysia
                III Fluor Daniel Maintenance Services, Inc.                           100.0000      Delaware
                III Fluor Daniel Services Corporation                                 100.0000      Delaware
                III Fluor Facility & Plant Services, Inc.                             100.0000      South Carolina
        II Fluor Daniel China, Inc.                                                   100.0000      California
        II Fluor Daniel China Services, Inc.                                          100.0000      California
        II Fluor Daniel China Technology, Inc.                                        100.0000      California
        II Fluor Daniel Coal Services International, Inc.                             100.0000      Delaware
                III Duke/Fluor Daniel International                                    49.9999      Nevada
                        IV D/FD Foreign Sales Corporation                              75.0000      Barbados
                        IV Duke/Fluor Daniel Caribbean, S.E.                           99.0000      Puerto Rico
                III Duke/Fluor Daniel LLC                                              49.9999      Nevada
                III Power Construction Services Pty Ltd                                50.0000      Australia
        II Fluor Daniel Construction Company                                          100.0000      California
        II Fluor Daniel Development Corporation                                       100.0000      California
                III Crown Energy Company                                              100.0000      New Jersey
                III Fluor Daniel Modesto, Inc.                                        100.0000      California
                        IV Wilmore/Fluor Modesto LLC                                   50.0000      California
                III Fluor Daniel Temecula, Inc.                                       100.0000      California
                        IV Fluor Daniel Ada, Inc.                                      50.0000      Idaho
                III Fluor Daniel Tempe, Inc.                                          100.0000      California
                        IV Ciudad Del Lago, LLC                                        50.0000      Delaware
                        IV Fluor Daniel Ada, Inc.                                      50.0000      Idaho
                III Gloucester Limited, Inc.                                          100.0000      California
                III Gloucester Limited II, Inc.                                       100.0000      California
                III San Diego Expressway L.P.                                           3.9300      California
                III Tarrant Energy, Inc.                                              100.0000      California
        II Fluor Daniel Eastern, Inc.                                                 100.0000      California
                III P.T. Fluor Daniel Indonesia                                        80.0000      Indonesia
                        IV PT. AMECO Servicindo                                        99.0000      Indonesia
        II Fluor Daniel Energy Investments, Inc.                                      100.0000      Delaware
                III The Beacon Group Energy Investment Fund, L.P.                       7.5920      Delaware
        II Fluor Daniel Engineers & Constructors, Inc.                                100.0000      Delaware
                III Davy Kinhill Fluor Daniel (PNG) Pty Ltd.                           37.5000      Papua N. Guinea
                III Fluor Daniel Project Consultants (Shenzhen) Co., Ltd.             100.0000      P.R.C.
        II Fluor Daniel Engineers & Constructors, Ltd.                                100.0000      California
        II Fluor Daniel Engineers & Consultants Ltd.                                  100.0000      Mauritius
                III Fluor Daniel India Private Limited                                 80.0000      India
        II Fluor Daniel Environmental Strategies, Inc.                                100.0000      Delaware
        II Fluor Daniel Espana, S.A.                                                  100.0000      California
                III Daniel International (Saudi Arabia) Ltd.                           50.0000      Saudi Arabia
                III Fluor Arabia Limited                                               50.0000      Saudi Arabia
        II Fluor Daniel Eurasia, Inc.                                                 100.0000      California
        II Fluor Daniel Europe B.V.                                                   100.0000      Netherlands
                III ASI Advanced Solutions International BV                             5.0000      Netherlands
                        IV ASI Consulting UK Limited                                  100.0000      England
                        IV ASI International Services Limited                         100.0000      England
                III Fluor Daniel Belgium, N.V.                                        100.0000      Belgium


                                                                                      PERCENT       ORGANIZED
SUBSIDIARY NAME                                                                       HOLDING       UNDER LAWS OF
---------------                                                                       -------       -------------
                III Fluor Daniel B.V.                                                 100.0000      Netherlands
                        IV Fluor Daniel Consultants B.V.                              100.0000      Netherlands
                        IV Fluor Infrastructure B.V.                                  100.0000      Netherlands
                                V Infraspeed Holdings B.V.                              7.1000      Netherlands
                                        VI Infraspeed B.V.                            100.0000      Netherlands
                                V Infraspeed Maintenance B.V.                          11.0000      Netherlands
                                V Infraspeed EPC Consortium V.O.F.                      8.9000      Netherlands
                                V Poort van Den Bosch B.V.                             10.0000      Netherlands
                                V Poort van Den Bosch V.O.F.                           10.0000      Netherlands
                        IV Prochem S.A.                                                19.0000      Poland
                        IV TRS Staffing Solutions B.V.                                100.0000      Netherlands
                III Fluor Daniel E&C LLC                                              100.0000      Russia
                III Fluor Daniel Eastern Services B.V.                                100.0000      Netherlands
                III Fluor, S.A.                                                         3.9200      Spain
                III Fluor S.A.                                                         99.6200      Poland
        II Fluor Daniel Florida Rail, Inc.                                            100.0000      Delaware
        II Fluor Daniel Global Limited                                                100.0000      Guernsey
                III Fluor Daniel Global Contracting Limited                           100.0000      Guernsey
                III Fluor Daniel Global Placement Limited                             100.0000      Guernsey
                III Fluor Daniel Global Placement Services Limited                    100.0000      Guernsey
                III Fluor Daniel Global Services Limited                              100.0000      Guernsey
                III Fluor Daniel Global Support Services Limited                      100.0000      Guernsey
                III Fluor Daniel Global TRS Limited                                   100.0000      Guernsey
                III Fluor Daniel Global TRS Services Limited                          100.0000      Guernsey
        II Fluor Daniel GmbH                                                          100.0000      Germany
        II Fluor Daniel Holdings, Inc.                                                100.0000      California
                III Fluor Daniel Global Services Private Limited                      100.0000      India
        II Fluor Daniel Illinois, Inc.                                                100.0000      Delaware
                III D/FD Bridgeport Operations, LLC                                    49.9999      Delaware
                III D/FD Cokenergy Operations, LLC                                     49.9999      Delaware
                III D/FD Operating Services, LLC                                       49.9999      Delaware
                III DFD California Operations                                          49.0000      California
                III Duke/Fluor Daniel                                                  49.9999      North Carolina
                        IV D/FD Enterprises, LLC                                      100.0000      Delaware
                        IV D/FD Equipment Company LLC                                 100.0000      Delaware
                        IV D/FD Grays Harbor, LLC                                     100.0000      Delaware
                        IV D/FD Kentucky Mountain Power, LLC                          100.0000      Delaware
                        IV D/FD Operating Plant Services, LLC                         100.0000      Delaware
                        IV D/FD Plant Services, LLC                                   100.0000      Delaware
                        IV D/FD Ventures, LLC                                         100.0000      Delaware
                        IV Turbine Fleet Management, LLC                              100.0000      Delaware
                III Fluor Iran                                                          9.8000      Iran
        II Fluor Daniel India, Inc.                                                   100.0000      California
        II Fluor Daniel Indiana Limited Partnership                                     1.0000      Indiana
        II Fluor Daniel International Services Inc.                                    90.0000      Barbados
        II Fluor Daniel Latin America, Inc.                                           100.0000      California
                III Grupo Alvica USA, LLC                                              80.0000      Delaware
                III Grupo Empresarial Alvica, S.A.                                     80.0000      Venezuela
                        IV Grupo Alvica SCS                                             0.1000      Venezuela
                III Servicios Cuyuni, E.T.T., C.A.                                     80.0000      Venezuela
        II Fluor Daniel Mexico S.A.                                                   100.0000      California
                III ICA-Fluor Daniel, S. de R.L. de C.V.                               49.0000      Mexico
                III TRS International Group, S. de R.L. de C.V.                         0.0954      Mexico
        II Fluor Daniel Mining & Metals, Ltd.                                         100.0000      California
                III Ameco Chile S.A.                                                    1.0000      Chile
                III Fluor Chile Ingenieria y Construccion S.A.                          1.0000      Chile


                                                                                      PERCENT       ORGANIZED
SUBSIDIARY NAME                                                                       HOLDING       UNDER LAWS OF
---------------                                                                       -------       -------------
                        IV Jaakko-Poyry - Fluor Daniel Chile SA                        75.0000      Chile
                III Ingenieria y Construcciones Fluor Daniel Chile Limitada             0.9000      Chile
        II Fluor Daniel Overland Express, Inc.                                        100.0000      Delaware
        II Fluor Daniel Overseas, Inc.                                                100.0000      California
                III Arctic Pacific Contractors International, L.L.C.                   50.0000      Delaware
                III PFD International LLC                                              50.0000      Delaware
        II Fluor Daniel P.R.C., Ltd.                                                  100.0000      California
        II Fluor Daniel Pacific, Inc.                                                 100.0000      California
                III Fluor Daniel-AMEC Philippines, Inc.                                50.0000      Philippines
        II Fluor Daniel Power B.V.                                                    100.0000      Netherlands
                III Duke/Fluor Daniel B.V.                                             50.0000      Netherlands
        II Fluor Daniel Pulp & Paper, Inc.                                            100.0000      California
                III Fluor Daniel Indiana Limited Partnership                           99.0000      Indiana
        II Fluor Daniel Real Estate Services, Inc.                                    100.0000      South Carolina
        II Fluor Daniel Sales Corporation                                             100.0000      Barbados
        II Fluor Daniel South America Limited                                         100.0000      California
        II Fluor Daniel South East Asia, Ltd.                                         100.0000      California
        II Fluor Daniel Technical Services, Inc.                                      100.0000      Texas
        II Fluor Daniel Telecommunications Corporation                                100.0000      California
        II Fluor Daniel Thailand Holdings Corporation                                 100.0000      California
                III Fluor Iran                                                          9.8000      Iran
        II Fluor Daniel Thailand, Ltd.                                                100.0000      California
        II Fluor Daniel Venture Group, Inc.                                           100.0000      California
                III CommTech Technology Partners IV, a California Limited
                 Partnership                                                            1.0835      California
                III Fluor Daniel Asia, Inc.                                           100.0000      California
                        IV Duke/Fluor Daniel International Services                    49.9999      Nevada
                                V D/FD Foreign Sales Corporation                       25.0000      Barbados
                                V D/FD International Services Brazil Ltda.            100.0000      Brazil
                                V Duke/Fluor Daniel Caribbean, S.E.                     0.5000      Puerto Rico
                                V Duke/Fluor Daniel International Services
                                 (Trinidad) Limited                                   100.0000      Trinidad
                        IV P.T. Fluor Daniel Indonesia                                 20.0000      Indonesia
                                V P.T. AMECO Servicindo                                99.0000      Indonesia
                        IV P.T. Nusantara Power Services                               40.0000      Indonesia
                III Micogen Inc.                                                      100.0000      California
                III Micogen Limited I, Inc.                                           100.0000      California
                III Micogen Limited II, Inc.                                          100.0000      California
                III Soli-Flo LLC                                                       25.0000      Delaware
                        IV Soli-Flo, Inc.                                             100.0000      California
                                V Soli-Flo Material Transfer, L.P.                      1.0000      California
                                V Soli-Flo Partners, L.P.                               1.0000      California
                III Soli-Flo Material Transfer, L.P.                                   24.7500      California
                III Soli-Flo Partners, L.P.                                            24.7500      California
                III Springfield Resource Recovery, Inc.                               100.0000      Mass.
                        IV Springfield Resource Recovery Limited Partnership           10.0000      Mass.
                III Springfield Resource Recovery Limited Partnership                  90.0000      Mass.
        II Fluor Daniel, a Professional Architectural Corporation                     100.0000      Louisiana
        II Fluor Daniel, Inc. - Philippines                                           100.0000      Philippines
        II Fluor, S.A.                                                                 96.0000      Spain
        II Fluor Distribution Companies, Inc.                                         100.0000      California
        II Fluor Engineering Corporation                                              100.0000      Michigan
        II Fluor Engineers, Inc.                                                      100.0000      Delaware
        II Fluor Enterprises Group, Inc.                                              100.0000      Delaware
        II Fluor Federal Services, Inc.                                               100.0000      Washington
                III Fluor Federal, Inc.                                               100.0000      Washington
        II Fluor Federal Services, LLC                                                100.0000      Delaware
                III Alutiiq Federal Services Limited Liability Company                 49.0000      Alaska

                                                                                      PERCENT     ORGANIZED
SUBSIDIARY NAME                                                                       HOLDING     UNDER LAWS OF
---------------                                                                       -------     -------------
                III Alutiiq-Fluor Constructors, LLC                                    49.0000      Alaska
                III Fluor Hawaii, LLC                                                  10.0000      Hawaii
        II Fluor Federal Services NWS, Inc.                                           100.0000      Washington
        II Fluor Fernald, Inc.                                                        100.0000      California
                III Fluor Environmental Resources Management Services, Inc.           100.0000      Delaware
        II Fluor Global Sourcing and Supply Inc.                                       82.0000      Delaware
                III Fluor Acquisition, LLC                                            100.0000      Delaware
        II Fluor Government Group International, Inc.                                 100.0000      Delaware
        II Fluor Gulf Communications, Inc.                                            100.0000      California
        II Fluor Hanford, Inc.                                                        100.0000      Washington
                III CBV/CCSi, LLC                                                      23.0540      Delaware
                III CBV/Mundo, LLC                                                     71.0500      Delaware
                III CBV/Mundo II, LLC                                                  28.1500      Delaware
                III CBV/Vivid, LLC                                                     28.4000      Delaware
                III Columbia Basin Ventures LLC                                        36.3400      Delaware
        II Fluor Indonesia, Inc.                                                      100.0000      California
        II Fluor Industrial Services, Inc.                                            100.0000      Delaware
        II Fluor Intercontinental, Inc.                                               100.0000      California
                III Dominican Republic Combined Cycle, LLC                             49.0000      Delaware
                III Fluor Daniel Brasil, Ltda.                                          0.0017      Brazil
                III Fluor Daniel Nigeria Limited                                       60.0000      Nigeria
                III Fluor Iran                                                          9.8000      Iran
                III Fluor Middle East, LLC                                              100.00      Delaware
                        IV FluorAMEC, LLC                                                51.00      Delaware
                        IV FluorAMEC Enterprises, LLC                                    51.00      Delaware
                III Grupo Alvica SCS                                                   79.9200      Venezuela
                III J. A. Jones International, LLC                                    100.0000      Delaware
                III NWKC LLC                                                           50.0000      Delaware
        II Fluor International Limited                                                100.0000      Bermuda
        II Fluor International Limited                                                100.0000      England
                III Aptech Fluor Daniel (Private) Limited                              50.0000      Zimbabwe
                III Arctic Pacific Contractors (UK) Limited                            50.0000      England
                III ASI Advanced Solutions International BV                            95.0000      Netherlands
                        IV ASI Consulting UK Limited                                  100.0000      England
                        IV ASI International Services Limited                         100.0000      England
                III Citylink Telecommunications Holdings Limited                       18.0000      England
                        IV Citylink Telecommunications Limited                        100.0000      England
                III Fluor Caspian Services Limited                                    100.0000      England
                III Fluor Industrial Services Limited                                 100.0000      England
                        IV Team-Sel International Limited                              99.9999      England
                                V Fluor Industrial Support Services Limited            99.9950      England
                                        VI TA Engineering Services (Tunisia)
                                         Limited                                      100.0000      England
                III Fluor Industrial Support Services Limited                           0.0050      England
                III Fluor Limited                                                     100.0000      England
                III Fluor Ocean Services Limited                                      100.0000      England
                III KDPC Limited                                                       50.0000      England
                III MerseyTram Link Limited                                           100.0000      England
                III Offshore Renewable Energy Alliance Limited                        100.0000      England
                III PFD (UK) Limited                                                   50.0000      England
                III Team-Sel International Limited                                      0.0001      England
                        IV Fluor Industrial Support Services Limited                   99.9950      England
                        IV TA Engineering Services (Tunisia) Limited                  100.0000      England
                III TRS Management Resources Limited                                  100.0000      England
                        IV Ambit Technology Limited                                   100.0000      England
                        IV Hotel Accounts Resources Limited                           100.0000      England
                        IV MRG Human Resources Limited                                100.0000      England

                                                                                      PERCENT       ORGANIZED
SUBSIDIARY NAME                                                                       HOLDING       UNDER LAWS OF
---------------                                                                       -------       -------------
                        IV SAP Services Limited                                       100.0000      England
                        IV Times Computer Services Limited                            100.0000      England
                        IV Times Group Limited                                        100.0000      England
                        IV TRS Management Resources (Services) Ltd.                   100.0000      England
                                V David Chorley Associates Limited                    100.0000      England
                III TRS Staffing Solutions (U.K.) Limited                             100.0000      England
        II Fluor International, Inc.                                                  100.0000      California
                III Fluor Mideast Limited                                             100.0000      California
        II Fluor Iran                                                                  70.6000      Iran
        II Fluor Ireland Limited                                                      100.0000      Ireland
                III Fluor Daniel - E-E-L Limited                                       50.0000      Ireland
        II Fluor Maintenance Services, Inc.                                           100.0000      California
                III Norfolk Maintenance Corporation                                   100.0000      California
        II Fluor Mideast Limited                                                      100.0000      Bermuda
        II Fluor NE, Inc.                                                             100.0000      Arizona
                III ADP Marshall Contractors, Inc.                                    100.0000      Delaware
                III ADP Marshall Limited                                              100.0000      Ireland
                III ADP/FD of Nevada, Inc.                                            100.0000      Nevada
                III M&W/Marshall, a Joint Venture                                      50.0000      Oregon
        II Fluor Nuclear Services, Inc.                                               100.0000      Ohio
        II Fluor Plant Services International, Inc.                                   100.0000      California
        II Fluor Properties Limited                                                   100.0000      England
        II Fluor Real Estate Services, Inc.                                           100.0000      Delaware
        II Fluor Reinsurance Investments, Inc.                                        100.0000      Delaware
                III International Insurance Advisors, Inc.                             10.7672      Delaware
                III International Insurance Investors, L.P.                            10.7672      Bermuda
        II Fluor Services International, Inc.                                         100.0000      Nevada
        II Fluor Technical Services Limited                                           100.0000      California
        II Fluor Texas, Inc.                                                          100.0000      Texas
        II Fluor US Services, Inc.                                                    100.0000      Delaware
        II Fluor Virginia, Inc.                                                       100.0000      Delaware
        II FMC Holding Company LLC                                                    100.0000      Delaware
                III Fluor Management Company L.P.                                      20.5277      Delaware
        II FRES, Inc.                                                                 100.0000      Delaware
        II Fru-Con/Fluor Daniel Joint Venture                                          50.0000      Missouri
        II Indo-Mauritian Affiliates Limited                                          100.0000      Mauritius
                III Fluor Daniel India Private Limited                                 20.0000      India
        II Lone Star Infrastructure, LLC                                               45.0000      Delaware
        II Lone Star Infrastructure, Joint Venture                                     45.0000      Texas
        II Micogen Limited III, Inc.                                                  100.0000      California
                III Claiborne Fuels, L.P.                                              99.0000      Delaware
                III Louisiana Energy Services, L.P.                                    10.2659      Delaware
        II Middle East Fluor                                                          100.0000      California
        II Nutmeg Valley Resources, Inc.                                              100.0000      California
        II Plant Performance Services International Ltd                               100.0000      Bermuda
                III Fluor International Nigeria Limited                                60.0000      Nigeria
        II Plant Performance Services LLC                                             100.0000      Delaware
                III Plant Performance Services, Inc.                                  100.0000      California
                III P2S, LLC                                                          100.0000      Delaware
        II Platte River Constructors, Ltd.                                             49.0000      Ohio
        II Saddleback Constructors                                                     27.0000      Delaware
        II Signet Technology Inc.                                                     100.0000      Colorado
        II Soli-Flo LLC                                                                25.0000      Delaware
                III Soli-Flo, Inc.                                                    100.0000      California
                        IV Soli-Flo Material Transfer, L.P.                             1.0000      California
                        IV Soli-Flo Partners, L.P.                                      1.0000      California

                                                                                      PERCENT       ORGANIZED
SUBSIDIARY NAME                                                                       HOLDING       UNDER LAWS OF
---------------                                                                       -------       -------------
        II Soli-Flo Material Transfer, L.P.                                            24.7500      California
        II Soli-Flo Partners, L.P.                                                     24.7500      California
        II Stanhope Management Services Limited                                       100.0000      England
        II Strategic Organizational Systems Enterprises, Inc.                         100.0000      California
                III Strategic Organizational Systems Environmental Engineering
                 Division, Inc.                                                       100.0000      Texas
        II TDF, Inc.                                                                  100.0000      California
                III Barringford Ltd.                                                  100.0000      B. Virgin Isles
                        IV Bishopsford Engineering AG                                 100.0000      Switzerland
                        IV Fluor Daniel Engineers SA (PTY) Limited                    100.0000      Liechtenstein
                                V Trans-Africa Projects Ltd.                           50.0000      Mauritius
                                V Trans-Africa Projects (Pty) Ltd.                     50.0000      R. South Africa
                        IV Fluor SA (Pty) Limited                                     100.0000      Liechtenstein
                                V Fluor Global Plant Services (Proprietary) Ltd.      100.0000      R. South Africa
                                V Rhus Investments (PTY) Ltd.                         100.0000      R. South Africa
                        IV TRS Staffing Solutions SA (Pty) Ltd.                       100.0000      B. Virgin Isles
                III Fluor Properties (PTY) Ltd.                                       100.0000      R. South Africa
        II Valley Corridor Constructors                                                30.0000      Colorado
        II Valley Infrastructure Group, LLC                                            40.0000      Delaware
        II Venezco, Inc.                                                              100.0000      California
        II Williams Brothers Engineering Company                                      100.0000      Delaware
                III Fluor Daniel Argentina, Inc.                                      100.0000      Delaware
                III Williams Brothers Engineering Limited                             100.0000      England
                III Williams Brothers Engineering Pty Ltd                             100.0000      Australia
                III Williams Brothers Process Services, Inc.                          100.0000      Delaware
        II WODECO Nigeria Limited                                                      60.0000      Nigeria
I FLUOR HOLDING COMPANY LLC                                                           100.0000      Delaware
        II Compania Mineria San Jose Del Peru S.A.                                     99.0000      Peru
        II Fluor Management Company L.P.                                               33.4047      Delaware
        II Global Builders Insurance Ltd.                                             100.0000      Bermuda
        II Mineral Resource Development Corporation                                   100.0000      Delaware
                III Compania Mineria San Jose Del Peru S.A.                             1.0000      Peru
                III St. Joe ErzbergbauGesellschaft GmbH                                16.6667      Austria
                III St. Joe Minerals Corporation y Cia.                                 0.0125      Brazil
        II Pinnacle Insurance Company, Inc.                                           100.0000      Hawaii
        II Robil International Corporation                                            100.0000      Delaware
        II St. Joe Egypt Exploracion Corp.                                            100.0000      Delaware
        II St. Joe ErzbergbauGesellschaft GmbH                                         83.3333      Austria
        II St. Joe Exploracion Minera, Inc.                                           100.0000      Delaware
        II St. Joe Luisito de Oro, Inc.                                               100.0000      Delaware
        II St. Joe Minerals Corporation y Cia.                                         99.9875      Brazil
I TRS STAFFING SOLUTIONS, INC.                                                        100.0000      South Carolina
        II TRS International Group, S. de. R.L. de C.V.                                99.9046      Mexico
        II TRS International Payroll Co.                                              100.0000      Texas
        II TRS Staffing Solutions Caribbean, Inc.                                     100.0000      Puerto Rico

-------------------
(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary